Exhibit 99.1
CAPITAL MARKETS PRESENTATION FEBRUARY 2024

SAFE HARBOR COMMENTS 2 This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade disputes, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current Ukraine-Russia and Israel-Hamas conflicts and disruptions in supply of raw materials caused by transportation delays), (3) competitive pressures, consumer preferences for alternative forms of packaging or consolidation among competitors and customers, (4) changes in consumer preferences or customer inventory management practices, (5) the continuing consolidation of the Company’s customer base, (6) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it within the timeframe expected, (7) unanticipated supply chain and operational disruptions, including higher capital spending, (8) seasonality of customer demand, (9) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (10) labor shortages, labor cost increases or strikes, (11) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (12) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (13) any increases in the underfunded status of the Company’s pension plans, (14) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third-party service providers, (15) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (16) risks associated with operating in foreign countries, (17) foreign currency fluctuations relative to the U.S. dollar, (18) changes in tax laws or U.S. trade policies, (19) the Company’s ability to comply with various environmental legal requirements, (20) risks related to recycling and recycled content laws and regulations, (21) risks related to climate-change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders and the other risk factors discussed in the Company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. Additionally, certain forward-looking and other statements in this presentation or other locations, such as the Company’s corporate website, regarding ESG matters are informed by various ESG standards and frameworks (which may include standards for the measurement of underlying data) and the interests of various stakeholders. Accordingly, such information may not be, and should not be interpreted as necessarily being “material” under the federal securities laws for SEC reporting purposes, even if the Company uses the word “material” or “materiality” in such discussions. ESG information is also often reliant on third-party information or methodologies that are subject to evolving expectations and best practices, and the Company’s approach to and discussion of these matters may continue to evolve as well. For example, the Company’s disclosures may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policies, or other factors, some of which may be beyond its control.

O-I AT A GLANCE 3 AGILE AND INNOVATIVE GLOBAL LEADER IN GLASS PACKAGING FOCUSED ON PROFITABLE GROWTH, PERFORMANCE IMPROVEMENT AND SHAREHOLDER VALUE CREATION Glass is the preferred choice for premium and health-oriented products ~23,000 employees across 68 plants in 19 countries #1 global leader in glass packaging customers across a broad product portfolio $1.22 $1.83 $2.30 $3.09 5.5x 4.4x 3.5x 2.9x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2020 2021 2022 2023 ADJUSTED EPS & FINANCIAL LEVERAGE FY 2023 36 BILLION glass containers manufactured in 2023 $7.1B NET SALES MAGMA and ULTRA reimagine glass-making and open new paths to profitable growth Sustainability Leadership is driving customer demand 6,000

O-I SERVES THE BRANDS YOU TRUST AND LOVE 4

PORTFOLIO OVERVIEW 5 O-I’s non reportable segment includes operations in Asia as well as machine part sales and engineering services AMERICAS EU Net Sales ($M) $3.9 $3.1 $7.1 # Plants 32 34 68 # Countries 7 10 19 Long Term Contracts 75% 35% 55% Long Term CAGR 0% - 3% 1% - 2% 1% - 2% Beer 32% Wine 19% Food 17% NAB 16% Spirits 16% Category Mix

Expand in attractive markets and categories with targeted investments Leverage sustainability and unique brand building capabilities to drive growth Expand addressable market with breakthrough technology, including MAGMA and ULTRA Consistent performance improvement through O-I’s margin expansion program Optimize the business portfolio and improve the balance sheet Disciplined capital allocation PROFITABLE REVENUE GROWTH INCREASE ROIC COMPELLING STRATEGY TO CREATE SHAREHOLDER VALUE 6 Simple, agile organization Performance culture Strong capabilities

FAVORABLE MEGA TRENDS DRIVE GLASS DEMAND GROWTH Increased demand for premium beverages Health and wellness favors glass over plastic CPG innovation and diversification of product portfolios Glass is the most sustainable rigid packaging Glass Metal Plastic 7 Favorable Neutral Unfavorable

GLASS MARKET HAS MULTIPLE AVENUES FOR GROWTH

KEY BEVERAGE GROWTH AREAS ARE UNIQUELY SUITED TO GLASS






RTD
COCKTAIL




COCKTAIL
MIXER
PALOMA
MIXER

PREMIUM ALCOHOL	SPARKLING WINE	SPIRIT-BASED RTDs	NON-ALCOHOL BEVERAGE	BFY DRINKS & CSDs
$375B Global Market	**$36B Global Market**	**$12B Global Market**	**$13B Global Market**	**$710B Global Market**
Beer +6.0% Spirits +5.9% Wine +2.4%	Total Market +2.3% Champagne +2.5% Prosecco +3.2%	US +12.6% Mexico +7.9% Germany + 5.6%	Beer +12.0% Spirits +11.2% Wine +14.4%	Kombucha +9.4% Tonics/Mixers +6.0% Sparkling Water +5.9%

8

Sources: The IWSR; Euromonitor. Total Packaging. Value (USD)
Data: Market size determined using 2022 as base year; percentages are CAGR for 2023-2027 (2022 base year)
BFY = Better-For-You, CSDs = Carbonated Soft Drinks

EXPANDING IN ATTRACTIVE MARKETS AND CATEGORIES



CANADA PREMIUM BEER
(1 line extension)
US SPIRITS
(up to 3 MAGMA lines)
COLOMBIA BEER, NAB
(1 heritage furnace)
DEFERRED EXPANSION PROJECTS
(LATAM & EUROPE)

EXPANDING IN **PREMIUM** MARKETS ACROSS **PREMIUM** CATEGORIES WITH **PREMIUM** TECHNOLOGY

Diverse Portfolio of Expansion Projects

- Target ~ 20% avg IRR
- Attractive markets/categories
- Brazil, Peru and Scotland projects deferred until markets recover

Initial Deployment of MAGMA Technology

- Up to 3 lines in Bowling Green, KY
- Target growing Spirits category

9

GLASS IS SET TO WIN IN THE NEW GREEN ECONOMY 10 SUSTAINABILITY ATTRIBUTES OF GLASS PACKAGING ARE UNMATCHED Made from naturally occurring ingredients 100% and infinitely recyclable Inert, impermeable, and food safe Requires no synthetic barriers or additives Can be re-used and refilled many times Plastic, metal, and hybrid materials all have waste, food contact, recyclability, and unnatural problems that may never be solved…while glass does not and O-I is investing and innovating to solve the sustainability challenges with glass, focused on weight and de-carbonization O-I IS FOCUSED ON FURTHER IMPROVING THE SUSTAINABILITY OF GLASS MANUFACTURING MAGMA designed around sustainable manufacturing ULTRA targets up to 30% weight reduction per container Investing in low emission Gas-Oxy furnaces Increasing renewable energy sources Improving cullet utilization rates RECENT RECOGNITION Gold Rating by EcoVadis ESG Regional Top-Rated by Sustainalytics Inclusion in America’s Most Responsible Companies by Newsweek More About Sustainability at O-I

CONTINUING O-I’S LEADERSHIP IN GLASS TECHNOLOGY DEVELOPMENT 11 R&D IS A CORE COMPETENCY Michael Owens founded the Owens Bottle Machine Company with a breakthrough innovation automating the production of glass bottles O-I has over 3,800 patents/applications worldwide and is continuing to innovate the value proposition for glass with MAGMA and ULTRA TODAY 1903 ULTRA IT WILL BE DONE

MAGMA WILL BE A UNIQUE COMPETITIVE ADVANTAGE FIRST MAGMA GREENFIELD IN BOWLING GREEN, KY WILL BE COMMISSIONED IN 2024 Rollout: Line 1 (Gen 2) operational in 2024; Line 2 (Gen 3 pilot) in 2026 A RADICALLY INNOVATIVE END-TO-END PRODUCTION LINE ENABLES SINGLE LINE IN INDUSTRIAL WAREHOUSE More on Innovation More About MAGMA HOW WE WILL WIN FLEXIBLE Achieve attractive economics at lower utilization rate SUPPLY CHAIN EFFICIENT Co/near-location will significantly reduce shipping distances SCALABLE Reduces capacity per install RAPID DEPLOYMENT Reduce deployment time COST COMPETITIVE Reduce cost gap with competing substrates CONVENIENT Enable lightweighting of containers SUSTAINABLE Reduce GHG emissions MAGMA Greenfield Bowling Green, KY 12 12

EXPANDING O-I’S RIGHT TO WIN MAGMA AND ULTRA HELP EXPAND O-I’S TOTAL ADDRESSABLE MARKET BY MORE THAN 30% CUSTOMER ATTRIBUTES O-I’S CORE STRENGTHS EXPANSION OF O-I’S RIGHT TO WIN O-I FOOTPRINT MAJOR BRANDS DIFFERENTIATED MARKET LOCAL FIXED 13

ROBUST MARGIN EXPANSION INITIATIVE PROGRAM 14 Labor Raw Materials Energy Warehousing & Logistics Maintenance & Capex KEY COST CATEGORIES Factory Performance: Cost and efficiency improvements at the plant level Cost Transformation: Organizational simplification and reduction of operating expense Revenue Optimization: Product mix and commercial enhancements CONSISTENT AND PROVEN PROGRAM TO IMPROVE PERFORMANCE AND MARGINS TARGET ≥ $150M INITIATIVE BENEFITS IN 2024 11.4% 13.2% 14.3% 17.1% 2020 2021 2022 2023 SEGMENT OPERATING PROFIT MARGIN

100% 2023 Unencumbered cash DISCIPLINED CAPITAL ALLOCATION 15 FUND PROFITABLE GROWTH Invest to expand in attractive markets and categories Develop and deploy MAGMA and ULTRA IMPROVE CAPITAL STRUCTURE Currently less 3.0x net financial leverage Long-term target of ~2.5x net financial leverage RETURN VALUE TO SHAREHOLDERS Anti-dilutive repurchases Evaluate dividend Evaluate additional share repurchases FCF PROFILE (PRIOR TO ASBESTOS PAYMENTS) FOLLOWING FINAL RESOLUTION OF LEGACY ASBESTOS LIABILITIES IN 2022, A SIGNIFICANT PORTION OF CASH FLOW IS NO LONGER ENCUMBERED AND IS INCREASINGLY ALLOCATED TO ENHANCING SHAREHOLDER VALUE 48% 52% 2013 - 2022 Asbestos-related payments Unencumbered cash More than $1.5B was spent on asbestos-related payments

STRONG PERFORMANCE DESPITE MACRO CHALLENGES 16 EXCEEDING 2024 TARGETS FROM INVESTOR DAY (2021) $1.22 $1.83 $2.30 $3.09 2020 2021 2022 2023 aEPS 2024 Target from Investor Day (2021) $6,091 $6,357 $6,856 $7,105 2020 2021 2022 2023 SALES ($B) $146 $282 $236 $130 $311 $398 $539 $688 $- $100 $200 $300 $400 $500 $600 $700 $800 2020 2021 2022 2023 FCF AND CAPEX ($M) ~ 50% Strategic CapEx 5.5 4.4 3.5 2.9 2.5 2020 2021 2022 2023 LT Target FINANCIAL LEVERAGE 2024 Target from Investor Day (2021)

OUTLOOK: OI REMAINS RESILIENT AND AGILE AMID MACRO CHALLENGES -12% $1,452 $3.09 $130 2.8x 2023 ACTUAL 2024 OUTLOOK +LSD/MSD $1,325 - $1,400 $2.25 - $2.65 $150 - $200 2.5x - 3.0x 17 Volume (% change YoY) Adjusted EBITDA ($M) Adjusted EPS Free Cash Flow ($M) Net Debt Leverage Ratio EXPECT ADJUSTED EARNINGS WILL REBOUND TO GREATER THAN $3.00/SH AND HIGHER FCF OVER TIME AS SALES VOLUMES RECOVER TO PRE-PANDEMIC LEVELS No change since Feb 7, 2024 Earnings Call

INVESTMENT THESIS THE GLOBAL LEADER IN GLASS PACKAGING Transformed, agile organization properly suited to meet customers’ needs and evolving market dynamics Disciplined capital allocation and FCF fully available for shareholder value creation Delivering disruptive breakthrough technology to increase addressable market Enabling profitable long-term growth in attractive markets and categories Improved capital structure with financial leverage less than 3x and settlement of legacy asbestos liability Strong earnings growth driven by consistent execution 18 Improving productivity across all facets of the business

APPENDIX

OUR SUSTAINABILITY GOALS 20 Increase recycled content to 50% average by 2030. O-I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography. 50% TARGET Reduce the amount of natural resources used, reduce the generation of waste by reuse, and recycling as we drive towards a “Zero Waste” organization. ZERO WASTE We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas. 25% WATER REDUCTION Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable electricity use by 2030 and to reduce total energy consumption by 9%. 40% RENEWABLE As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030. ZERO INJURIES We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders with an aim to make glass recycling available in 100% of our locations. SOCIAL IMPACT Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025). 25% GHG REDUCTION At O-I, we are better when we reflect the diverse world we serve, feel welcome, and have equal access to opportunities. We are focused on increasing all aspects of diversity, equity and inclusion across our team. DIVERSITY, EQUITY & INCLUSION Reinvent and reimagine glass-making so the circularity of glass meets the potential of our MAGMA melting technology, low-carbon alternative fuels, and light-weighted glass packaging. R&D TRANSFORMATION Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals. SUPPLY CHAIN SUSTAINABILITY

NON-GAAP FINANCIAL MEASURES 21 The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, total financial leverage, net debt leverage, EBITDA, adjusted EBITDA, segment operating profit and segment operating profit margin, provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Segment operating profit relates to earnings before interest income, interest expense, and provision (benefit) for income taxes and is also exclusive of items management considers not representative of ongoing operations as well as certain retained corporate costs and other adjustments. Segment operating profit margin is calculated as segment operating profit divided by segment revenue. EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Total financial leverage refers to the sum of total debt less cash, plus unfunded pension liability, plus the asbestos liability or Paddock liability divided by Adjusted EBITDA. Net debt leverage refers to total debt less cash divided by Adjusted EBITDA. Management uses adjusted earnings, adjusted earnings per share, segment operating profit, segment operating profit margin, EBITDA, Adjusted EBITDA, adjusted effective tax rate, total financial leverage and net debt leverage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors.

RECONCILIATION TO ADJUSTED EARNINGS 22 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for periods beyond the year ended December 31, 2023 to its most directly comparable GAAP financial measure, Net earnings attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Net earnings attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to net earnings attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

RECONCILIATION FOR SEGMENT OPERATING PROFIT 23

RECONCILIATION TO NET DEBT AND FINANCIAL LEVERAGE RATIOS 24

RECONCILIATION TO ADJUSTED EBITDA 25 For the year ending December 31, 2024, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Earnings before income taxes includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

FREE CASH FLOW PROFILE (PRIOR TO ASBESTOS PAYMENTS) RECONCILIATION 26

ADDITIONAL RECONCILIATION 27 RECONCILIATION TO FREE CASH FLOW RECONCILIATION TO FINANCIAL AND NET DEBT LEVERAGE RATIOS For the periods ending after December 31, 2023, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, total financial leverage ratio and net debt leverage ratio, which are defined as the sum of total debt less cash, unfunded pension liability and asbestos/Paddock liability divided by Adjusted EBITDA and total debt less cash divided by Adjusted EBITDA, respectively, to its most directly comparable U.S. GAAP financial measure, Net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.